Hallmark Equity Series Trust

Supplement dated December 19, 2006
To the Prospectus dated July 28, 2006

At a meeting of the Board of Trustees of the Hallmark Equity Series Trust on December 6, 2006, the Board approved the liquidation and dissolution, pending shareholder approval, of the Hallmark Capital Appreciation Fund, Hallmark Informed Investors Growth Fund, Hallmark International Equity Fund, Hallmark International Small-Cap Fund, Hallmark Large-Cap Fund, Hallmark Mid-Cap Fund and the Hallmark Strategic Growth Fund (the “Funds”).

The Funds have suspended sales (including exchanges) of their shares, other than reinvestment of dividends and/or capital gains distributions, to investors, other than IRAs and other retirement plans, pending the completion of the liquidation and the payment of liquidating distributions to shareholders. The Funds currently anticipate that liquidating distributions will be made during the first or second quarter of 2007. In order to avoid receiving taxable distributions, investors holding shares through IRAs or other retirement plans should reallocate their investments in the Funds to other investment options before the Funds make their liquidating distributions.

Shareholders may redeem their shares of the Funds at any time by calling 1-888-823-2867.

In connection with the liquidation, the Board approved the immediate suspension of the Funds’ distribution fees.

The Hallmark Small-Cap Growth Fund is not affected and remains open for investments.